Exhibit 99.1

[AMERICAN OUTDOOR BRANDS LOGO] INVESTOR PRESENTATION July 2022 NASDAQ: AOUT

[AMERICAN OUTDOOR BRANDS LOGO] Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our suppliers’ ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, product components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of federal, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022. LEGAL SAFE HARBOR AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 2

[AMERICAN OUTDOOR BRANDS LOGO] FY22 Highlights

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

DISCIPLINED EXECUTION OF LONG-TERM VALUE CREATION STRATEGY

FY22 Achievements

	Strategy	Approach	FY22 Achievements
1	ORGANIC GROWTH	PATH TO $400M	- 2-Yr Growth of 48% Driven by 'Dock & Unlock' Strategy - New products generated 26% of FY22 Net Sales - International sales growth of 40% year over year - Entered sizeable fishing rod market - 2-Yr CAGR of 21%
2	M&A	SEEK TARGETS THAT MEET OUR IDEAL CRITERIA	- Completed Acquisition of Grilla Grills - Provides Entry into $7B Outdoor Cooking Market - Aligns with 'Dock & Unlock' Strategy - AOUT's DTC-only Brands (MEAT! + Grilla) Approaching ~10% Net Sales
3	RETURN CAPITAL TO SHAREHOLDERS	SHARE REPURCHASE PROGRAM	- $15M Stock Buyback Program - Announced December 2021 - 100% Completed by March 2022

© 2022 American Outdoor Brands, Inc. All Rights Reserved
4

[AMERICAN OUTDOOR BRANDS LOGO] (March 2020) SUSTAINED GROWTH COMPARED TO PRE-PANDEMIC LEVELS FY22 Net Sales [PIE CHART] 4Q22 Net Sales [PIE CHART] TTM Net Sales = $247.5 Million Shooting Sports Net Sales FY22 vs FY21: -22.5% FY22 vs FY20: +41.0% Growth opportunity in shooting sports focused on expanding into large, stable categories including: Shotgun sports (Caldwell) Reloading (Frankford Arsenal) Optics (Crimson Trace) Hand Tools (Wheeler) Security Solutions (Lockdown) “Shooting Sports”: Shooting Sports & Personal Protection Products “Outdoor Lifestyle”: Hunting, Fishing, Camping, & Rugged Outdoor Products Outdoor Lifestyle Net Sales FY22 vs FY21: +7.2% FY22 vs FY20: +56.1% Expected to represent a majority of sales in near-term and be major growth driver of business going forward Growth supported by: Fishing (BUBBA) Land management (Hooyman) Meat processing (MEAT! Your Maker) Outdoor cooking (Grilla) +41% Since 4Q20 +56% Since 4Q20 AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 5 Outdoor Lifestyle 48% Shooting Sports
52% Outdoor Lifestyle 49% Shooting Sports
51% [LINE CHART] ($ in thousands) $190,000 $170,000 $150,000 $130,000 $110,000 $90,000 $70,000 $50,000 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

GRILLA: EXCLUSIVE "TURN-KEY" OUTDOOR COOKING ECOSYSTEM

All Major Outdoor Cooking Platforms Offered ...


Wifi Pellet Grills
Pellet Smokers
Gas Grills
Griddles / Flat Tops
Kamado Grills
grilla grills



... Designed with an Ecosystem in Mind ...



"I have a [Silverback] and Primate. I got the 3-piece kitchen but need to buy the corner and an additional 31-inch cabinet."

– Facebook Post from Grilla Customer (July 2022)

© 2022 American Outdoor Brands, Inc. All Rights Reserved 6

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

GRILLA: BRINGS DTC-ONLY BRANDS TO ~10% OF AOB NET SALES

... All Sold Direct-to-Consumer...


grilla grills
STOKE YOUR FIRE!
Everything you need to start your smoking passion.
CLICK HERE TO SHOP STARTER BUNDLES!


Silverbac Wood Pellet Grill Alpha Connect (WiFi)
$899.00
BUY NOW
Silverbac All-Terrain Alpha Connect - WiFi
$1,099.00
BUY NOW
Chimp Tailgater WiFi Wood Pellet Grill
$599.00
BUY NOW

... While Leveraging Complementary AOB Brand Audiences


MEAT! YOUR MAKER
grilla grills


UP TO 25% OFF SITEWIDE

"I'm a big fan of meat your maker! High quality products like Grilla! Y'all need to jump on this deal."

- Facebook Post from Grilla Customer (May 2022)

© 2022 American Outdoor Brands, Inc. All Rights Reserved
7

[AMERICAN OUTDOOR BRANDS LOGO] … All Sold Direct-to-Consumer… ~$1.9B* “Known” $100M+ 1. Rapidly growing, “sticky” audience 2. Disruptive new product pipeline 3. Recurring revenue base growth 4. Untapped distribution ~$774M* “Niche” $15M GRILLA: OPPORTUNITY TO BECOME $100M+ REVENUE BRAND * Trailing twelve-month net sales based on public company filings. AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 8

[AMERICAN OUTDOOR BRANDS LOGO] “Building authentic, lifestyle brands that help consumers make the most out of the moments that matter.”

[AMERICAN OUTDOOR BRANDS LOGO] AMERICAN OUTDOOR BRANDS Large, passion-driven industry Favorable macro trends (fishing, hunting, personal protection, shooting sports, camping, hiking, and outdoor cooking) Diverse portfolio of 21 early-stage consumer brands Innovative “Dock & Unlock”™ formula fuels brand growth Leverageable model drives profitability Strong balance sheet supports organic growth & acquisitions AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 10

[AMERICAN OUTDOOR BRANDS LOGO] [LOCATION MAP] American outdoor brands, Inc. at a glance AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 11 FY22 Net Sales $247.5 million Growth Target $400M FY22 Gross Profit Margin 46.2% Target Adj. EBITDAS Margin % Mid- to High-teens FY22 Adjusted EBITDAS $35.0 million, or 14.2% Headquarters Columbia, Missouri Net Debt $5.5 million Fiscal Year End April 30 Net Debt / Adj. EBITDAS ~0.2x Employee Count 315 Locations: HQ & Distribution: Columbia, MO Additional Offices: MA (Admin), OR (Mfg), China (WFOE) Spinoff: August 2020 NASDAQ Select: AOUT

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

LARGE, PASSION-DRIVEN INDUSTRY


Hunting
Fishing
Camping
Hiking
Paddling
Archery
Shooting
~$90-100B [a]
U.S. Outdoor
Recreation Market

(a) Based on a 2017 report issued by the Outdoor Industry Association.

© 2022 American Outdoor Brands, Inc. All Rights Reserved
12

[AMERICAN OUTDOOR BRANDS LOGO] Illustrative Outdoor Recreational Participation Comparison Favorable OUTDOOR ACTIVITY Macro trends American Outdoor Brands (NASDAQ: AOUT) Outdoor Participation Trends Source: 2021 Outdoor Participation Report, National Shooting Sports Foundation, Outdoor Industry Association, KOA, Recreational Boating and Fishing Foundation >50% of the U.S. Participates in Outdoor Recreational Activities ~9M Number of first-time camper households in 2021 (KOA) 14M New entrants per NSSF: 2020: 40% of 21M Adj NICS 2021: 30% of 18M Adj NICS ~1M More hunters in 2020. The NSSF has indicated that hunting license sales have grown 7.5% vs. 2019. This could mean 1M new hunters entered the market in 2020 ~3M More fishing licenses sold nationwide in 2020 than 2019, a 14% increase, according to the Recreational Boating and Fishing Foundation [BAR AND LINE CHART] 60% 55% 50% 45% 40% 35% 30% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 165 160 155 150 145 140 135 % PARTICIPATING IN OUTDOOR REC # OF PARTICIPANTS (MILLIONS) AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 13

[AMERICAN OUTDOOR BRANDS LOGO] [PRODUCT IMAGE CHART] Diverse portfolio of 21 early-stage consumer brands American Outdoor Brands (NASDAQ: AOUT) Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc.. AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 14

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

TWO CATEGORIES: OUTDOOR LIFESTYLE & SHOOTING SPORTS

Segment	Brand	Outdoor Lifestyle	Shooting Sports	Illustrative Products
Adventurer	BUBBA	●	○	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
Adventurer	grilla grills	●	○	Grills, smokers, outdoor kitchens, pellets, & accessories
Adventurer	IMPERIAL	●	○	Folding, fixed-blade knives
Adventurer	SCHRADE	●	○	Folding & fixed-blade knives, multi-tools, adventure equipment
Adventurer	ust	●	○	Tents, sleeping bags, mattress pads, camping tools and accessories
Harvester	BOG	●	○	Hunting rests, ground blinds, chairs, game cameras
Harvester	Hooyman	●	○	Land management: rakes, shovels, pruning tools, tree saws
Harvester	MEAT!	●	○	Meat grinders, slicers, dehydrators
Harvester	OLD TIMER	●	○	Folding, fixed-blade, & fillet knives
Harvester	Thompson/Center Accessories	●	○	Hunting bags & protective cases, binoculars, hunting accessories
Harvester	Uncle Henry	●	○	Folding, fixed-blade, & hunting knives
Marksman	CALDWELL	○	●	Range Gear: Shooting rests, targets, hearing & eye protection
Marksman	FRANKFORD ARSENAL	○	●	Reloading equipment
Marksman	TIPTON	○	●	Gun vises, cleaning supplies
Marksman	WHEELER	○	●	Gunsmithing and other tools
Defender	CRIMSON TRACE	○	●	Scopes, lasers, red dot sights
Defender	LASERLYTE	○	●	Laser training devices
Defender	LOCKDOWN	○	●	Vault organization, logic-enabled vault doors and security monitoring, cable locks
Defender	M&P by Smith&Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases
Defender	Performance Center Smith&Wesson	○	●	Gun cases and cleaning kits
Defender	Smith&Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases, parts kits

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

© 2022 American Outdoor Brands, Inc. All Rights Reserved

15

[AMERICAN OUTDOOR BRANDS LOGO] [PIE CHART] strong presence in traditional and e-comM channels American Outdoor Brands (NASDAQ: AOUT) DTC Websites Online Retailers National Retailers Home, Farm, Automotive Distributors & Buying Groups OEM Traditional Channels $150.1M 61% E-commerce Channels $97.4M 39% Note: Customers shown are for illustrative purposes FY22 vs FY20: eCommerce +79% Direct-to-Consumer +273% (FY22 Net Sales = $247.5 Million) AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 16

[AMERICAN OUTDOOR BRANDS LOGO] Brand A x AOB Dock (Strategy + Resources)  = Brand A + ∞ Unlocked Potential THE “DOCK AND UNLOCK”TM FORMULA Adventurer Harvester Marksman Defender American Outdoor Brands (NASDAQ: AOUT) Using our "Dock and Unlock”TM formula, we leverage our brand lanes to reframe our brands’ growth potential Thereby creating “Permission to Play" in new product categories and establishing entrance into wholly new, large addressable markets Resulting in a family of brands with significant runway for growth, TAKING BRANDS “FROM NICHE TO KNOWN”TM AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 17

"DOCK & UNLOCK"™ CASE STUDY

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

Our Brand Lane structure and product development capabilities allow us to create wholly new brands that have the potential to deliver strong, incremental, organic growth.




MEAT!

169.5%

Net Sales Growth

FY22 vs FY21


MEAT!


MEAT! Concept Developed internally
Brand Launched
TTM Oct Net Sales $927K
$1M in Net Sales
Multi-millions in Net Sales
TTM Apr Net Sales $2.5M
Black Friday Net Sales ~$900K
TTM June Net Sales $7.4M
FY19
FY20
FY21
FY22
FY23
Net Sales – 100% DTC

© 2022 American Outdoor Brands, Inc. All Rights Reserved
18

[AMERICAN OUTDOOR BRANDS LOGO] Original Niche: Fillet Knives FILLET LANDING ELECTRIC FILLET RODS STORAGE KITCHEN SERIES TACKLE MANAGEMENT APPAREL “DOCK & UNLOCK”TM CASE STUDY American Outdoor Brands (NASDAQ: AOUT) From water to plate, BUBBA provides anglers with kick-ass tools to enjoy the ultimate lifestyle of adventure From Niche To KnownTM Expanded potential by dropping "Blade" from the name and positioned it to capture the "water to plate" lifestyle Entered new product categories in which it now has “Permission to Play", reaching a wider audience beyond just salt water fishing +77% 2-year net sales growth AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 19

[AMERICAN OUTDOOR BRANDS LOGO] Brand “permission to play” drives growth potential American Outdoor Brands (NASDAQ: AOUT) Growth Opportunities ‘Docked’ Brand Lifestyle Supported
(“Moments that Matter”) New Distribution Expand Market Share New Categories New Consumer Markets In the Wild    In the Wild   At the Campsite    Water to Plate     In the Backyard     On the Land     At the Ranch    On the Hunt    On the Hunt   On the Hunt   Field to Table     Adventurer Harvester Marksman Defender ‘Docked’ Brand Lifestyle Supported
(“Moments that Matter”) New Distribution Expand Market Share New Categories New Consumer Markets At the Range     In the Shop    In the Shop     At the Bench    For Peace of Mind     For Heritage   For Heritage   For Heritage   For Protection    For Training     Growth Opportunities AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 20

[AMERICAN OUTDOOR BRANDS LOGO] American Outdoor Brands (NASDAQ: AOUT) Leverageable model drives profitability net sales & Gross Margin Adj. EBITDAS & adj. ebitdas Margin FY22 delivered +48% vs. FY2020 Significant sales growth within e-commerce channel – long-term growth expected to continue through leveraging brand lane platforms "Dock & Unlock”TM strategy allows for expansion into new product categories providing AOUT’s young brands with significant runway for growth Gross margins supported by new product launches, stabilized from tariff impacts Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, goodwill impairment, and stock compensation expense and excludes certain items we consider non-routine. See slide 26 for a reconciliation of Adjusted EBITDAS. Financials for FY2019 include activity for the period subsequent to the acquisition of LaserLyte. Financials for FY2022 include activity for the period subsequent to the acquisition of Grilla Grills. Leverage of fixed G&A costs, brand lanes and e-commerce investments expected to yield significant EBITDAS contribution as the business scales Long-term Adjusted EBITDAS target margin – mid to high teens Q4 Update Q4 Update 7.9% 65% Growth 48% Growth 285% Growth 185% Growth $177.4 $167.4 $276.7 $247.5 47.1% 42.4% 45.8% 46.2% $64.5 $45.9 44.4% 43.8% FY2019 FY2020 FY 2021 FY2022 Q4 FY21 Q4 FY22 $23.6 $12.3 $47.3 $35.0 13.3% 7.3% 17.1% 14.2% FY2109 FY2020 FY2021 FY2022 $7.0 $3.2 10.8% 7.0% Q4 FY21 Q4 FY22 AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 21

[AMERICAN OUTDOOR BRANDS LOGO] American Outdoor Brands (NASDAQ: AOUT) Long-term financial targets Net Sales(1) Adjusted EBITDAS Capital Expenditures Expand market share New product categories New consumer markets New distribution High level of operating leverage from existing brand lane platform Adjusted EBITDAS margins expected to increase with net sales growth Long-term will primarily be maintenance capex related to product tooling Long-Term Drivers Note: Long-term financial targets per AOUT Management's estimates is based on information available to Management at the time presented and is subject to change in the future especially in light of the difficulty in assessing and predicting with precision any market dynamics and changes which are beyond Management's knowledge and control. Please see also reference to other factors that could change Management's estimates in the Legal Safe Harbor on Slide 2 of this presentation. Long-Term Path to $400M Mid to high teens % N/A AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 22

[AMERICAN OUTDOOR BRANDS LOGO] balance sheet As of April 30, 2022 American Outdoor Brands (NASDAQ: AOUT) Strong balance sheet supports organic growth & acquisitions Significant liquidity (~$70M available capital) Low-cost L+200, $75M asset-based revolving credit facility capacity with $50M currently available and expandable by $15M $19.5M of cash Strong annual free cash flow generation Dry powder available for strategic acquisitions IDEAL ACQUISITION CRITERIA “Dock & Unlock”TM Friendly via Brand Lane Structure “Niche to Known”TM Opportunity (Runway for Growth) Large, Addressable Markets Low Complexity Further Diversifies Supply Chain Assets ($M) Cash $19.5 Other Current Assets 160.3 Intangibles 63.2 PP&E 10.6 Other Assets 24.2 Total Assets $277.8 Liabilities & Equity ($M) Current Liabilities $27.0 Bank Debt 24.7 Other Liabilities 23.1 Total Liabilities $74.8 Stockholders' Equity $203.0 Total Liabilities & Equity $277.8 AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 23

[AMERICAN OUTDOOR BRANDS LOGO] Appendix Follows

[AMERICAN OUTDOOR BRANDS LOGO] Experienced Leadership BRIAN D. MURPHY President & Chief Executive Officer Lead execution of AOUT’s “Dock & Unlock”TM strategy as part of expansion into new outdoor product categories and markets Experienced leader with ability to motivate teams, build and run business operations, and apply transactional and industry experience Significant M&A and financial experience with publicly traded companies H. ANDREW FULMER, CPA Chief Financial Officer Extensive financial experience with the company, and played key role in the development and execution of the company’s long-term acquisition strategy Led the company’s strategic planning process and developed procedures for acquisition-related financial modeling, due diligence, internal controls, and integration American Outdoor Brands (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 25

[AMERICAN OUTDOOR BRANDS LOGO] American Outdoor Brands (NASDAQ: AOUT) In this presentation, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP income per share diluted,” “Adjusted EBITDAS,” and “free cash flow” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. A reconciliation of projected non-GAAP income per share diluted and free cash flow are contained under the “Outlook” section of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) fair value inventory step-up (ii) amortization of acquired intangible assets, (iii) goodwill impairment, (iv) stock compensation, (v) transition costs, (vi) COVID-19 expenses, (vii) technology implementation, (viii) acquisition costs, (ix) the tax effect of non-GAAP adjustments, (x) interest expense, (xi) income tax expense/(benefit), (xii) depreciation and amortization, and (xiii) related party interest income; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. Non-GAAP Financial Measures AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 26

[AMERICAN OUTDOOR BRANDS LOGO] American Outdoor Brands (NASDAQ: AOUT) Q4 & Full year non-gaap adjusted ebitdas reconciliation RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited) For the Three Months Ended April 30, For the Years Ended April 30, 2022 2021 2022 2021 GAAP net (loss)/income $ (76,686) $ 1,248 $ (64,880) $ 18,405 Interest expense 157 49 324 111 Income tax expense 6,062 141 9,344 5,887 Depreciation and amortization 4,417 4,715 16,967 19,827 Related party interest income - - - (424) Stock compensation 476 810 2, 812 2,910 Goodwill impairment 67,849 - 67,849 - Fair value inventory step-up 27 - 27 - Transition costs - - - 264 Technology implementation 329 - 1,948 - COVID-19 expenses - - - 223 Acquisition costs 599 0 599 0 OTher - - 40 125 Non-GAAP ADjusted EBITDAS $ 3,230 $ 6,963 $ 35,030 $47,328 AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 27

[AMERICAN OUTDOOR BRANDS LOGO] Q4 & FULL YEAR – GAAP INCOME STATEMENT For the Three Months Ended April 30, 2022 2021 For the Years Ended April 30, 2022 2021 (US$ in thousands, except per share data) (Unaudited) Net sales $ 45,893 $ 64,473 $ 247,526 $ 276,687 Cost of sales 25,769 35,821 133,287 149,859 Gross profit 20,124 28,652 114,239 126,828 % of net sales 43.8% 44.4% 46.2% 45.8% Total operating expenses 90,897 27,367 170,762 103,333 % of net sales 198.1% 42.4% 69.0% 37.3% Operating (loss)/income (70,773) 1,285 (56,523) 23,495 % of net sales -154.2% 2.0% -22.8% 8.5% Total other income 149 104 987 797 Income tax expense 6,062 141 9,344 5,887 Net (loss)/income $ (76,686) $ 1,248 $ (64,880) $ 18,405 Net income per share - Diluted ($5.71) $0.09 ($4.66) $1.29 Weighted average shares outstanding -Diluted 13,433 14,287 13,930 14,225 Non-GAAP Adjusted EBITDAS $3,230 $6,963 $35,030 $47,328 % of net sales 7.0% 10.8% 14.2% 17.1% American Outdoor Brands (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 28

[AMERICAN OUTDOOR BRANDS LOGO] Q4 & FULL YEAR – NON-GAAP INCOME STATEMENT For the Three Months Ended April 30, For the Years Ended April 30, 2022 2021 2022 2021 (US$ in thousands, except per share data) (Unaudited) Net sales $ 45,893 $ 64,473 $ 247,526 $ 276,687 Cost of sales 25,742 35,821 133,260 149,732 Gross profit 20,151 28,652 114,266 126,955 % of net sales 43.9% 44.4% 46.2% 45.9% Total operating expenses 18,171 22,489 83,757 83,634 % of net sales 39.6% 34.9% 33.8% 30.2% Operating income 1,980 6,163 30,509 43,321 % of net sales 4.3% 9.6% 12.3% 15.7% Total other income 149 104 987 373 Income tax expense 257 1,361 6,824 10,738 Net income $ 1,872 $ 4,906 $ 24,672 $ 32,956 Net income per share - Diluted $0.14 $0.34 $1.77 $2.32 Weighted average shares outstanding - Diluted 13,433 14,287 13,930 14,225 Non-GAAP Adjusted EBITDAS $3,230 $6,963 $35,030 $47,328 % of net sales 7.0% 10.8% 14.2% 17.1% (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 29

[AMERICAN OUTDOOR BRANDS LOGO]